Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc. Copyright 2008 Annual Meeting of Shareholders May 21, 2008 Exhibit 99.1

Lake Shore Bancorp, Inc.
Copyright 2008
Safe Harbor Statement
This presentation includes "forward looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the
Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

Lake Shore Bancorp, Inc.
Copyright 2008
Lake Shore Bancorp Inc.
Corporate Profile
Market Data (as of May 19, 2008) – (Source - NASDAQ)
Ticker Symbol LSBK
52 – week Range $7.81 - $12.60
Current Price $10.05
Market Capitalization $64.26 million
Shares Outstanding 6.39M shares
50 Day Avg. Trading Vol. 1,414 shares
Dividend Yield                                      2.103%
Ownership
– Insider                                                   3.13%
– Institutional                                          10.58%
Other Data
Return on Average Equity 3.39%
(as of December 31, 2007)

Lake Shore Bancorp, Inc.
Copyright 2008
Lake Shore Savings Facts:
Our mission is to be a high quality, well respected
financial institution in the markets that we serve.
We will continue to serve the financial needs of the
communities in our market area by providing
various residential lending and Small Business
Products.
We will create value by providing the best customer
service and developing lasting customer
relationships.

Lake Shore Bancorp, Inc. Copyright 2008 Lake Shore Savings Facts: Continued We take great pride in the work skills of our employees. We have served our community for over 117 years.

Lake Shore Bancorp, Inc.
Copyright 2008
Positive Signs
Interest rate environment is changing.
Yield curve is moving to a favorable position.
Lower deposit cost will improve earnings.
Strong Mortgage Lending levels.
New Ad agency which is focused on Brand
awareness.
Erie County Offices growing and adding to the
profitability of the bank.
Earnings Enhancement program improves fee
income.

Lake Shore Bancorp, Inc.
Copyright 2008
New Staff and Directors
Retail Banking Officer -
Nancy LaTulip
Director
- Paul Kolkmeyer
Director
- Reginald Corsi (if elected today)
Both Nancy LaTulip and Paul Kolkmeyer are well
known in Erie County and will help to improve market
share.

Lake Shore Bancorp, Inc.
Copyright 2008
New Products 2007
Commercial Overdraft Lines of Credit.
SBA Loans.
Business Debit Card.
New Home Equity Product – allows borrower to
allocate a portion of a line of credit to a fixed
interest rate, with remainder having a variable
interest rate.

Lake Shore Bancorp, Inc.
Copyright 2008
Key Events
Announcement of Retirement of two key people at Lake
Shore Savings:  Reg Corsi, Chief Operating Officer and
Thomas Reed, Director.
Implementation of Remote Capture for our Retail
Business Customers.
Reduction in our efficiency ratio.
Earnings continue to improve.
Annual dividend increased to $0.20 cents per share from
$0.12 cents per share at this time last year.

Lake Shore Bancorp, Inc. Copyright 2008 • Financial Presentation – Rachel Foley, CFO

Lake Shore Bancorp, Inc. Copyright 2008 Total Assets ($ in millions) $303.5 $329.8 $333.7 $354.2 $357.8 $368.1 $200.0 $250.0 $300.0 $350.0 $400.0 2003 2004 2005 2006 2007 Q1 2008

Lake Shore Bancorp, Inc. Copyright 2008 Loans, net ($ in millions) $187.1 $199.5 $206.2 $205.7 $218.7 $222.3 $100.0 $150.0 $200.0 $250.0 2003 2004 2005 2006 2007 Q1 2008

Lake Shore Bancorp, Inc.
Copyright 2008
Loan Composition
(as of December 31, 2007)
Commercial real estate
9.35%
Construction loans
1.27%
Commercial loans
3.78%
One-to-four family
72.36%
Consumer loans
1.06%
Home equity
12.18%

Lake Shore Bancorp, Inc. Copyright 2008 Non-performing Loans as a percentage of Gross Loans 0.56% 0.40% 0.66% 0.64% 0.75% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2003 2004 2005 2006 2007

Lake Shore Bancorp, Inc. Copyright 2008 Loan Loss Reserves as a percentage of Loans 0.69% 0.65% 0.60% 0.61% 0.56% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2003 2004 2005 2006 2007

Lake Shore Bancorp, Inc. Copyright 2008 Total Deposits ($ in millions) $230.5 $243.6 $250.9 $249.6 $240.8 $250.3 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2003 2004 2005 2006 2007 Q1 2008

Lake Shore Bancorp, Inc.
Copyright 2008
Deposit Composition
(as of December 31, 2007)
Time
Deposits
> $100,000
13.73%
Noninterest-
Bearing
Demand
8.02%
Interest-
Bearing
Demand
15.75%
Money
Market
Accts
9.63%
Savings
10.50% Time
Deposits
< $100,000
42.36%

Lake Shore Bancorp, Inc. Copyright 2008 Net Interest Income ($ in millions) $8.1 $9.4 $9.5 $9.7 $9.5 $- $5.0 $10.0 $15.0 2003 2004 2005 2006 2007

Lake Shore Bancorp, Inc.
Copyright 2008
Treasury Yield
1.25
1.5
1.72
1.97
2.47
2.64
3.18
3.48
3.89
4.57 4.57
4.55
4.95
5.02
4.97
4.86 4.86
4.9
4.93
5.09
5.0
5.18
0
1
2
3
4
5
6
1 mo 3 mo 6 mo 1 yr 2 yr 3 yr 5 yr 7 yr 10 yr 20 yr 30 yr
Treasury Maturities
5/2/2008 7/2/2007

Lake Shore Bancorp, Inc.
Copyright 2008
Interest Rate Margin & Spread
(in percentages)
3.32
3.15
3.09
3.00
2.92
3.32
3.18
3.03
2.93
2.60
2.42
2.83
0.00
1.00
2.00
3.00
4.00
5.00
2003 2004 2005 2006 2007 Q1 2008
Net Interest Margin Interest Rate Spread

Lake Shore Bancorp, Inc. Copyright 2008 Net Income ($ in millions) $1.5 $2.2 $2.1 $1.8 $1.8 $- $0.5 $1.0 $1.5 $2.0 $2.5 2003 2004 2005 2006 2007

Lake Shore Bancorp, Inc. Copyright 2008 Return on Average Assets (in percentages) 0.58% 0.68% 0.62% 0.52% 0.52% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2003 2004 2005 2006 2007

Lake Shore Bancorp, Inc.
Copyright 2008
Interest Rate Floor
• Purchased August 2006.
• Cost $221,000.
• Covers $10 Million “notional” amount of variable
rate loans tied to prime rate.
• Receive interest income if prime rate falls below
8%.
• Prime rate fell below 8% in September 2007.
• $78,000 cumulative-to-date interest income
received.

Lake Shore Bancorp, Inc.
Copyright 2008
Interest Rate Floor (cont.)
• Floor product is a derivative.
• Increase or decrease in fair market value is
recorded as interest income.
• Fair market value increased in 2007.
• Recorded $298,075 of interest income in 2007.
• Future increases or decreases in the fair market
value may affect the net interest income
recorded on income statement.
• The floor will mature in August 2011.

Lake Shore Bancorp, Inc. Copyright 2008 1 st Quarter 2008 Results • Total Assets up $10.3 M since Dec 31 st. – Loans, net up $3.6 M. – Cash up $5.5M. • Total Deposits up $9.5M since Dec 31 st .

Lake Shore Bancorp, Inc.
Copyright 2008
1
st
Quarter 2008 Results
• $658,000 net income compared to
$298,000 in 1  quarter of 2007, a 121%
increase.
– $317,000 increase in interest income due to
increase in fair market value of interest rate
floor (compared to $9,000 increase in 1  Q
2007).
– $106,000 increase in service charges and
fees (compared to 1  Q 2007).
– $78,000 decrease in deposit interest expense.
st
st
st

Lake Shore Bancorp, Inc.
Copyright 2008
Dividends Paid per Share
$0.03 $0.03 $0.03 $0.03
$0.04 $0.04
$0.05
$-
$0.01
$0.02
$0.03
$0.04
$0.05
$0.06
Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008